EXHIBIT 10.42

                               SECOND AMENDMENT TO
                      CONTRACT OF SALE AND LEASE AGREEMENT





                              PRITCHARD SQUARE LLC

                                   - SELLER -

                            OLP BROOKLYN PAVILION LLC

                                  - PURCHASER -

                           PRITCHARD SQUARE CINEMA LLC

                                   - TENANT -

                               AS OF APRIL 2, 2003





                                                       Pavilion Theatre
                                                       188 Prospect Park West
                                                       Brooklyn, New York

          SECOND AMENDMENT TO CONTRACT OF SALE AND TO LEASE AGREEMENT

     This SECOND AMENDMENT TO CONTRACT OF SALE AND LEASE AGREEMENT (this "Amendment") is made and entered into as of the 2nd day of April, 2003 by and between Pritchard Square LLC, a New York limited liability company having an address at 188 Prospect Park West, Brooklyn, New York 11215 ("Seller"), OLP Brooklyn Pavilion LLC, a Delaware limited liability company having an office at Suite 303, 60 Cutter Mill Road, Great Neck, New York 11021 ("Purchaser") and Pritchard Square Cinema LLC, a New York limited liability company having an address at 188 Prospect Park West, Brooklyn, New York ("Tenant").

                              W I T N E S S E T H :
                               - - - - - - - - - -

     WHEREAS, Seller and Purchaser entered into that certain Contract of Sale dated as of June ___, 2002 calling for the sale and purchase and leaseback by Tenant of the Premises therein defined (the "Original Contract of Sale");

     WHEREAS, Tenant and Purchaser entered into that certain Lease Agreement dated August 9, 2002 (the "Original Lease");

     WHEREAS, Seller, Tenant and Purchaser entered into that certain First Amendment to Contract of Sale and Lease Agreement dated as of August 9, 2002 (the "First Amendment"; the Original Contract of Sale and the Original Lease as amended by the First Amendment are hereafter respectively referred to as the "Master Lease" and the "Contract of Sale);

     WHEREAS, Seller, Tenant and Purchaser now wish to amend the First Amendment as herein set forth.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency of which being hereby acknowledged, the parties hereto do hereby agree as follows:

     1. TCO, PERMITS AND FINAL COFO. A. Purchaser acknowledges that it has received the TCO and Permits for the existing eight (8) theatres and on account thereof has disbursed to Seller $250,000 of the Improvement Holdback referred to in Paragraph 1A(i) of the First Amendment which Seller acknowledges receipt of.

          B. Tenant shall be solely responsible, at its cost and expense, to maintain the TCO in full force and effect and to extend same if necessary until receipt of the final, permanent and unconditional certificate of occupancy for the entire Premises including all eight (8) existing theatres and the Additional Theatre (the "Final CofO").

     2. DATES. A. The eighteen (18) month timeframe referenced in Paragraphs 1A(i) and (ii) of the First Amendment to obtain the Final CofO and for the completion of the installation of the Elevator is hereby extended until June 9, 2004. The reference to May 31, 2007 in the last sentence of Paragraph 9.4(A) of the Master Lease as previously shortened to November 9, 2003 pursuant to the First Amendment is hereby changed to be June 9, 2004.

          B. The six (6) month timeframe referenced in Paragraph 1A(ii) of the First Amendment for the completion of the installation of the updated Fire System and the Fire Doors is hereby extended until August 1, 2003.

     3. THE WAIVER. Purchaser acknowledges receipt of a waiver of certain provisions of Local Law 58 as issued by the Brooklyn Borough Commissioner. On account thereof, Purchaser has simultaneously with the execution hereof delivered to Seller $125,000 of the Improvement Holdback referred to in paragraph 1A(iii) of the Lease Amendment, which sum Seller acknowledges receipt of. If any further waivers or approvals are required and/or new regulations are issued by applicable governmental agencies (including, without limitation, the City of New York's Mayor's Office for People with Disabilities) which must be complied with in respect of the Premises, then Tenant agrees at its sole cost to obtain such additional waivers or approvals and/or comply with such new requirements promptly and within the time frames so required by applicable law.

     4. FURTHER DISBURSEMENTS. A. Paragraph 1A(ii) of the First Amendment is hereby modified to provide that the remaining $125,000 of the Improvement Holdback will be disbursed in two (2) separate payments instead of one (1) as currently provided for, such that, upon satisfaction of all other requirements of Paragraph 1A(ii) of the First Amendment and the Master Lease, (i) $50,000 will be disbursed upon timely completion of the Doorways and the Fire System and
(ii) $75,000 will be disbursed upon timely completion of the Elevator.

          B. Paragraph 9.4 of the Master Lease is hereby amended to provide that the Landlord Construction Allowance will be disbursed in multiple payments as work progresses on the Additional Theatre as opposed to all at once upon its completion. All other conditions of the Master Lease and First Amendment shall remain in full force and effect including the Funding Conditions. As part of Purchaser's approval of the plans, specifications and working drawings for the Additional Theatre as referenced in Paragraph 9.4(B) of the Master Lease, Tenant agrees to provide to Purchaser a budget for the proposed work along with a copy of a third party contract(s) backing and confirming same. If the budgeted amount is more than $500,000, Tenant shall fund such excess of its own funds prior to any disbursements from the Landlord Construction Allowance. Disbursements from the Landlord Construction Allowance shall be made in minimum increments of $50,000 (upon satisfaction of the Funding Conditions and all of the other conditions of the Master Lease, the First Amendment and this Amendment) upon completion of budgeted work in said amount. Notwithstanding the foregoing, $150,000 of the Landlord Construction Allowance shall be held back until such time as (i) the Additional Theatre is fully completed and open for business,
(ii) the  Elevator,  the  Doorways and the Fire System have been  completed  and
(iii)  the  Final  CofO  timely  obtained.  It is  understood  that the  Funding
Condition referenced in Paragraph 9.4(C)(ii) relating to an architect's certificate of completion shall henceforth mean and refer to a certificate from a licensed architect that the subject work has been completed in accordance with the approved plans and specifications and that the remaining portion of the Landlord Construction Allowance is sufficient to cover all of the anticipated costs of the Additional Theatre including a reasonable contingency factor as determined by Purchaser.

     3. MISCELLANEOUS. A. Except as modified hereby, the Contract of Sale and the Master Lease, as amended by the First Amendment, remain in full force and effect.

          B. Capitalized and/or defined terms used but not defined herein shall have the meanings ascribed to them in the Contract of Sale, the Master Lease or the First Amendment as the case may be, unless the context shall otherwise clearly require.

          C. Tenant acknowledges and agrees that a default by either Seller or Tenant of any of their obligations under this Amendment or the First Amendment shall constitute an Event of Default under the Master Lease. Completion dates herein provided are time of the essence as provided in the Master Lease and are not subject to Force Majeure generally but may be extended solely due to a delay that can be directly attributed to an act of war or terrorism in the New York City metropolitan area following the date hereof. Tenant understands and agrees that none of the circumstances herein set forth shall in any manner allow it to abate any portion of its rent under the Master Lease. Seller and Tenant represent and warrant the recitals hereinabove are true to the best of their knowledge.

     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Second Amendment as of the date first hereinabove written.


PRITCHARD SQUARE LLC, as Seller


By:        /s/ Norman Adie
     ------------------------------------------------
Name:      Norman Adie
       ----------------------------------------------
Title:     Member
        ---------------------------------------------



OLP BROOKLYN PAVILION LLC, as Purchaser
by:      OLP-MTC Holdings, LLC, its sole member
by:      OLP Movies LLC, is manager
by:      One Liberty Properties, Inc, its sole member

By:           /s/ Mark H. Lundy
   --------------------------------------------------
         Mark H. Lundy
         Vice President

PRITCHARD SQUARE CINEMA LLC, as Tenant


By:        /s/ Norman Adie
     ---------------------------------------
Name:      Norman Adie
       -------------------------------------
Title:     Member
        ------------------------------------


        /s/ Norman Adie
--------------------------------------------
Norman  Adie,  personally  as  guarantor  to confirm
that his guaranty of the Master Lease  includes
the guaranty of the  covenants of Tenant herein provided
and to confirm his agreement to the foregoing